UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

INFLECTION POINT ACQUISITION CORP. V
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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INFLECTION POINT ACQUISITION CORP. V
167 Madison Ave, Suite 205 #1017,
New York, NY

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 12, 2026

TO THE SHAREHOLDERS OF INFLECTION POINT ACQUISITION CORP. V:

You are cordially invited to attend the extraordinary general meeting (“Extraordinary General Meeting”) of shareholders of Inflection Point Acquisition Corp. V (“we”, “us”, “our” or the “Company”), to be held at 10:00 a.m. Eastern Time on August 12, 2026 at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020, and virtually via live webcast at https://www.cstproxy.com/inflectionpointacquisitionv/2026, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned.

Even if you plan to attend the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, so that your shares will be represented at the Extraordinary General Meeting. Voting instructions are included in the proxy materials provided for the Extraordinary General Meeting. Again, even if you plan to attend the Extraordinary General Meeting online, it is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting.

The accompanying proxy statement (the “Proxy Statement”) and proxy card are dated July 20, 2026, and are first being mailed to shareholders of the Company on or about July 20, 2026.

The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following two proposals:

1.      Extension Amendment Proposal.    A proposal to approve, as a special resolution, the amendment of the Company’s Third Amended and Restated Articles of Association (the “Articles”), in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must consummate an initial business combination (the “Extension”, and the proposal, the “Extension Amendment Proposal”) from August 14, 2026 to August 31, 2026, and permit the Company’s Board of Directors (“Board”), in accordance with Article 49.7 of the Articles, to further extend such date up to four times in one month increments, to up to December 31, 2026 (the “Extended Date”); and

2.      Adjournment Proposal.    A proposal to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

As previously disclosed, on October 13, 2025, the Company entered into the Business Combination Agreement (as amended on December 22, 2025 and July 13, 2026, and as it may be further amended or restated from time to time, the “Business Combination Agreement”) with GOWell Technology Limited, a Cayman Islands exempted company (“GOWell”), GOWell Energy Technology, a Cayman Islands exempted company (“PubCo”), and the other parties thereto. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on October 14, 2025, December 22, 2025, and July 17, 2026, and the Registration Statement on Form F-4 (File No. 333-294547) initially filed by PubCo and GOWell on March 24, 2026, as amended from time to time.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before August 14, 2026 (the “Current Outside Date”) to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Business Combination. Accordingly, our Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to the closing of the Business Combination.

The purpose of the Adjournment Proposal, if adopted, is to allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, and the Extension is implemented, the shareholders (“Public Shareholders”) holding the Company’s Class A ordinary shares of a par value of $0.0001 per share, initially issued as part of the units sold in the Company’s IPO (the “Units”, and with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), may elect to redeem their Public Shares upon the approval of the Extension for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “Trust Account”), including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders abstain, vote for, or vote against the Extension Amendment Proposal, or do not vote, and regardless of whether they hold Public Shares on the Record Date (as defined below) established in connection with the Extraordinary General Meeting. If the Extension is implemented, the remaining Public Shareholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of our initial business combination, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not elect to redeem their shares in connection with the Extension would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON AUGUST 10, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT ALL OR A PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE PORTION OF SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER THOSE OF YOUR PUBLIC SHARES BEING REDEEMED TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The Company anticipates that the per-share price at which Public Shares will be redeemed from distributable cash held in the Trust Account will be approximately $10.54 at the time of the Extraordinary General Meeting, which is the amount on deposit in the Trust Account as of June 30, 2026, including interest (net of taxes payable), divided by the number of Public Shares. The closing price of the Company’s Class A Shares on July 17, 2026 was $10.54. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately the same amount as if such shareholder sold the Public Shares in the open market. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its Public Shareholders to determine whether to keep their investments for an additional period of time if the Company does not complete an initial business combination on or before the Current Outside Date.

Subject to applicable securities laws (including with respect to material nonpublic information), Inflection Point Fund I LP LLC (the “New Sponsor”), Maywood Sponsor, LLC (the “Prior Sponsor”, and together with the New Sponsor, the “Sponsors”) our officers and directors (together with the Sponsors, the “Insiders”) or their affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that such persons purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they would (a) purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.54 per share, based on the amounts held in the Trust Account as of June 30, 2026); (b) represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) waive in writing any redemption rights with respect to the Public Shares so purchased. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by August 14, 2026, as contemplated by our IPO prospectus in accordance with our Articles, we will redeem 100% of the Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (which interest shall be net of taxes payable and up to $100,000 of interest income to pay liquidation expenses), divided by the number of then issued and outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Insiders will not receive any monies held in the Trust Account as a result of their ownership of Class B Shares (or Class A Shares issued upon the conversion of Class B Shares) (the “Founder Shares”).

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Investment Management Trust Agreement, dated February 12, 2025, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share redemption price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. The remaining holders of Public Shares will retain the opportunity to have their retained Public Shares redeemed in conjunction with the consummation of an initial business combination or our liquidation following the Extended Date, subject to any limitations set forth in our Articles, as amended.

The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), being a resolution passed by a majority of at least two thirds (2/3) of the holders of the issued and outstanding Class A ordinary shares of a par value of $0.0001 per share (“Class A Shares”) and Class B ordinary shares of a par value of $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension will not take effect. On the Record Date, the Prior Sponsor beneficially owned and was entitled to vote 2,153,750 Class A Shares, representing approximately 18.1% of the Company’s issued and outstanding Ordinary Shares, and the New Sponsor beneficially owned and was entitled to vote an aggregate of 990,000 Class B Shares, representing 8.3% of the Company’s issued and outstanding Ordinary Shares. Accordingly, in addition to the shares held by Insiders, the Company will need 4,795,833 Public Shares, or 40.3% of the outstanding Ordinary Shares, if all Ordinary Shares are present at the Extraordinary General Meeting, to be voted in favor of the Extension Amendment Proposal in order to approve such proposal. Assuming that only the holders of 3,969,793 Ordinary Shares, representing a quorum, vote at the Extraordinary General Meeting, we will not need any Public Shares in addition to the Ordinary Shares held by the Sponsors to be voted in favor of the Extension Amendment Proposal in order to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the holders of the issued and outstanding Ordinary Shares, as being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof. Accordingly, in addition to the Ordinary Shares held by Insiders, the Company will need 2,810,938 Public Shares, or 23.6% of the outstanding Ordinary Shares, if all Ordinary Shares are present at the Extraordinary General Meeting, to be voted in favor of the Adjournment Proposal in order to approve such proposal. Assuming that only the holders of 3,969,793 Ordinary Shares, representing a quorum, vote at the Extraordinary General Meeting, we will not need any Public Shares in addition to the Ordinary Shares held by the Sponsors to be voted in favor of the Adjournment Proposal in order to approve such proposal.

Our Board has fixed the close of business on June 30, 2026 (the “Record Date”) as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary General Meeting will be available for ten days before the Extraordinary General Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary General Meeting.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on the Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event the Business Combination is approved and completed or in the event we have not consummated an initial business combination by the Extended Date. There is no guarantee that we will be able to complete the Business Combination before the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals. Our Board expresses no opinion as to whether you should redeem any of your Public Shares.

Under the Articles and Cayman Islands law, no other business may be transacted at the Extraordinary General Meeting.

The Insiders have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of Founder Shares and Private Placement Units, in particular the fact that, if the Business Combination or another initial business combination is completed, the Insiders are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value, while, if the Extension Amendment Proposal is not approved and the Company liquidates without completing an initial business combination before August 14, 2026, the Insiders will lose their entire investment in us. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the Insiders” in the accompanying Proxy Statement for more information.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

July 20, 2026
By Order of the Board
/s/ Michael Blitzer
Michael Blitzer
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on August 12, 2026: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/inflectionpointacquisitionv/2026.

INFLECTION POINT ACQUISITION CORP. V
167 Madison Ave, Suite 205 #1017,
New York, NY

PROXY STATEMENT FOR THE
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 12, 2026

The extraordinary general meeting (“Extraordinary General Meeting”) of shareholders of Inflection Point Acquisition Corp. V (“we”, “us”, “our” or the “Company”) will be held at 10:00 a.m. Eastern Time on August 12, 2026, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020, and virtually via live webcast at https://www.cstproxy.com/inflectionpointacquisitionv/2026, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned. You will be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/inflectionpointacquisitionv/2026. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following two proposals:

1.      Extension Amendment Proposal.    A proposal to approve, as a special resolution, the amendment of the Company’s Third Amended and Restated Articles of Association (the “Articles”), in the form set forth in Annex A hereto, to extend the date by which the Company must consummate an initial business combination (the “Extension”, and the proposal, the “Extension Amendment Proposal”) from August 14, 2026 to August 31, 2026, and permit the Company’s Board of Directors (“Board”), in accordance with Article 49.7 of the Articles, to further extend such date up to four times in one month increments, to up to December 31, 2026 (the “Extended Date”); and

2.      Adjournment Proposal.    A proposal to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in this Proxy Statement. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

As previously disclosed, on October 13, 2025, the Company entered into the Business Combination Agreement (as amended on December 22, 2025 and July 13, 2026, and as it may be further amended or restated from time to time, the “Business Combination Agreement”) with GOWell Technology Limited, a Cayman Islands exempted company (“GOWell”), GOWell Energy Technology, a Cayman Islands exempted company (“PubCo”), and the other parties thereto. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on October 14, 2025, December 22, 2025, and July 17, 2026, and the Registration Statement on Form F-4 (File No. 333-294547) initially filed by PubCo and GOWell on March 24, 2026, as amended from time to time.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before August 14, 2026 (the “Current Outside Date”) to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Business Combination. Accordingly, our Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to the closing of the Business Combination.

The purpose of the Adjournment Proposal, if adopted, is to allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the shareholders (“Public Shareholders”) holding the Company’s Class A ordinary shares of a par value of $0.0001 per share, initially issued as part of the units sold in the Company’s IPO (the “Units”, and with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), may elect to redeem their Public Shares upon the approval of the Extension for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “Trust Account”), including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders abstain, vote for, or vote against the Extension Amendment Proposal, or do not vote, and regardless of whether they hold Public Shares on the Record Date (as defined below) established in connection with the Extraordinary General Meeting. If the Extension is implemented, the remaining Public Shareholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of our initial business combination, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not elect to redeem their shares in connection with the Extension would be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON AUGUST 10, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT ALL OR A PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE PORTION OF SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER THOSE OF YOUR PUBLIC SHARES BEING REDEEMED TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The Company anticipates that the per-share price at which Public Shares will be redeemed from distributable cash held in the Trust Account will be approximately $10.54 at the time of the Extraordinary General Meeting, which is the amount on deposit in the Trust Account as of June 30, 2026, including interest (net of taxes payable), divided by the number of Public Shares. The closing price of the Company’s Class A Shares on July 17, 2026 was $10.54. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately the same amount as if such shareholder sold the Public Shares in the open market. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its Public Shareholders to determine whether to keep their investments for an additional period of time if the Company does not complete an initial business combination on or before the Current Outside Date.

Subject to applicable securities laws (including with respect to material nonpublic information), Inflection Point Fund I LP LLC (the “New Sponsor”), Maywood Sponsor, LLC (the “Prior Sponsor”, and together with the New Sponsor, the “Sponsors”) our officers and directors (together with the Sponsors, the “Insiders”) or their affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that such persons purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they would (a) purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.54 per share, based on the amounts held in the Trust Account as of June 30, 2026); (b) represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) waive in writing any redemption rights with respect to the Public Shares so purchased. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by August 14, 2026, as contemplated by our IPO prospectus in accordance with our Articles, we will redeem 100% of the Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (which interest shall be net of taxes payable and up to $100,000 of interest income to pay liquidation expenses), divided by the number of then issued and outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Insiders will not receive any monies held in the Trust Account as a result of their ownership of Class B Shares (or Class A Shares issued upon the conversion of Class B Shares) (the “Founder Shares”).

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Investment Management Trust Agreement, dated February 12, 2025, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share redemption price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. The remaining holders of Public Shares will retain the opportunity to have their retained Public Shares redeemed in conjunction with the consummation of an initial business combination or our liquidation following the Extended Date, subject to any limitations set forth in our Articles, as amended.

The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), being a resolution passed by a majority of at least two thirds (2/3) of the holders of the issued and outstanding Class A ordinary shares of a par value of $0.0001 per share (“Class A Shares”) and Class B ordinary shares of a par value of $0.0001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension will not take effect. On the Record Date, the Prior Sponsor beneficially owned and was entitled to vote 2,153,750 Class A Shares, representing approximately 18.1% of the Company’s issued and outstanding Ordinary Shares, and the New Sponsor beneficially owned and was entitled to vote an aggregate of 990,000 Class B Shares, representing 8.3% of the Company’s issued and outstanding Ordinary Shares. Accordingly, in addition to the shares held by Insiders, the Company will need 4,795,833 Public Shares, or 40.3% of the outstanding Ordinary Shares, if all Ordinary Shares are present at the Extraordinary General Meeting, to be voted in favor of the Extension Amendment Proposal in order to approve such proposal. Assuming that only the holders of 3,969,793 Ordinary Shares, representing a quorum, vote at the Extraordinary General Meeting, we will not need any Public Shares in addition to the Ordinary Shares held by the Sponsors to be voted in favor of the Extension Amendment Proposal in order to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the holders of the issued and outstanding Ordinary Shares, as being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof. Accordingly, in addition to the Ordinary Shares held by Insiders, the Company will need 2,810,938 Public Shares, or 23.6% of the outstanding Ordinary Shares, if all Ordinary Shares are present at the Extraordinary General Meeting, to be voted in favor of the Adjournment Proposal in order to approve such proposal.

Assuming that only the holders of 3,969,793 Ordinary Shares, representing a quorum, vote at the Extraordinary General Meeting, we will not need any Public Shares in addition to the Ordinary Shares held by the Sponsors to be voted in favor of the Adjournment Proposal in order to approve such proposal.

Our Board has fixed the close of business on June 30, 2026 (the “Record Date”) as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary General Meeting will be available for ten days before the Extraordinary General Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary General Meeting.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on the Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event the Business Combination is approved and completed or in the event we have not consummated an initial business combination by the Extended Date. There is no guarantee that we will be able to complete the Business Combination before the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals. Our Board expresses no opinion as to whether you should redeem any of your Public Shares.

The Insiders have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of Founder Shares and Private Placement Units, in particular the fact that, if the Business Combination or another initial business combination is completed, the Insiders are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value, while, if the Extension Amendment Proposal is not approved and the Company liquidates without completing an initial business combination before August 14, 2026, the Insiders will lose their entire investment in us. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the Insiders” in this Proxy Statement for more information.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Sodali & Co. to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali & Co. a fee of $12,500. We will also reimburse Sodali & Co. for reasonable out-of-pocket expenses and disbursements and will indemnify Sodali & Co. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate any such business combination.

This Proxy Statement is dated July 20, 2026 and is first being mailed to the Company’s shareholders on or about July 20, 2026.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected. All statements, other than statements of historical fact included in this Proxy Statement, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “seek,” “may,” “could,” “would,” “proposed” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events but reflect management’s current beliefs based on information currently available. A number of factors could cause actual events to differ materially from the events discussed in the forward-looking statements.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Business Combination with GOWell, including obtaining approval of the Company’s shareholders of the Business Combination and the listing of PubCo’s securities on Nasdaq;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which PubCo will operate following the Business Combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving and recommending the Business Combination, as a result of which they would then receive expense reimbursements or other benefits;

•        our potential ability to obtain additional financing, if needed, to complete the Business Combination; and

•        our ability to maintain the listing of our securities on Nasdaq.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 24, 2026, our subsequently filed Quarterly Reports on Form 10-Q, and in other reports and documents we file with the SEC. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q.     Why am I receiving this Proxy Statement?

A.     This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be presented at the Extraordinary General Meeting.

The Company is a special purpose acquisition company formed as an exempted company under the laws of the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities. On February 14, 2025, the Company consummated the initial public offering (the “IPO”) of 8,625,000 Units at $10.00 per Unit, generating gross proceeds of $86,250,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 265,625 private placement units (each, a “Private Placement Unit”) at a price of $10.00 per Private Placement Unit in a private placement to the Prior Sponsor as well as to the underwriters of the IPO, generating gross proceeds of $2,656,250. Each Unit consists of one Class A Share and one right to receive one fifth (1/5) of a Class A Share upon the consummation of an initial business combination (“Right”). In addition, the Prior Sponsor loaned the Company an aggregate of $500,000 as of the closing date of the IPO bearing no interest (the “Sponsor Loan”). The proceeds of the Sponsor Loan were added to the Trust Account established in connection with the IPO, and will be repaid at the closing of an initial business combination. Following the closing of the IPO, a total of $86,250,000 from the net proceeds of the sale of the Units in the IPO, the concurrent sale of the Private Placement Units, and the Sponsor Loan was placed in the Trust Account.

As previously disclosed in our Current Report on Form 8-K filed with the SEC on September 12, 2025, the Prior Sponsor entered into a Securities Transfer Agreement with the New Sponsor, pursuant to which the Prior Sponsor sold to the New Sponsor a portion of the Class B Shares of the Company held by it and assigned the Sponsor Loan to the New Sponsor, and certain management and board of director changes were effected, as described in more detail in such Current Report on Form 8-K (the “Sponsor Transaction”).

Also as previously disclosed, on October 13, 2025, the Company entered into the Business Combination Agreement with GOWell, PubCo, and the other parties thereto, which was amended on December 22, 2025 and July 13, 2026. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on October 14, 2025, December 22, 2025, and July 17, 2026, and the Registration Statement on Form F-4 (File No. 333-294547) initially filed by PubCo and GOWell on March 24, 2026, as amended from time to time.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Current Outside Date to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Business Combination. Accordingly, our Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to the closing of the Business Combination.

Q.     What is being voted on?

A.     You are being asked to vote on two proposals:

1.      Extension Amendment Proposal: a proposal to amend the Company’s Articles to extend the date by which the Company must consummate an initial business combination from August 14, 2026 to August 31, 2026, and permit the Company’s Board of Directors, in accordance with Article 49.7 of the Articles, to further extend such date up to four times in one month increments, to up to December 31, 2026; and

2.      Adjournment Proposal: a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Extension Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

Q.     Why is the Company proposing the Extension Amendment Proposal?

A.     Our Articles provide for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before August 14, 2026. We believe that there may not be sufficient time to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The Company believes that given the Company’s expenditure of time, effort and money, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination with GOWell and that it is in the best interests of the Company’s shareholders that the Company obtain the Extension.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem all of your Public Shares, you will retain the right to vote on the Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event the Business Combination is approved and completed or in the event we have not consummated an initial business combination by the Extended Date. There is no guarantee that we will be able to complete the Business Combination before the Extended Date.

Our Articles provide that if any amendment to our Articles is made that modifies the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial business combination before August 14, 2026, we will provide our Public Shareholders with the opportunity to redeem their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares.

Our Board recommends that you vote in favor of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem any of your Public Shares.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     If the Company determines that additional time is needed to permit further solicitation and vote of proxies for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension, the Company may put the Adjournment Proposal to a vote. If the Adjournment Proposal is not approved by our shareholders, we may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.

Our Board recommends that you vote in favor of the Adjournment Proposal, if presented.

Q.     Do I have redemption rights?

A.     In connection with the Extension Amendment Proposal, Public Shareholders may elect to redeem all or a portion of their Public Shares upon the approval of the Extension for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders abstain, vote for, or vote against the Extension Amendment Proposal, or do not vote, and regardless of whether they hold Public Shares on the Record Date.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming Public Shareholders with respect to the portion of Public Shares that were validly redeemed as described in the section “How do I redeem my Public Shares?” and the remaining holders of Public Shares will retain the opportunity to have their remaining Public Shares redeemed in conjunction with the consummation of an initial business combination or our liquidation following the Extended Date, subject to any limitations set forth in our Articles, as amended.

Q.     How do I redeem my Public Shares?

A.     In connection with the Extension Amendment Proposal, each Public Shareholder may seek to redeem all or a portion of his or her Public Shares upon approval of the Extension at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares.

You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Rights prior to exercising your redemption rights with respect to all or a portion of your Public Shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on August 10, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the portion of shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem all or a portion of your Public Shares for cash and (b) deliver those of your Public Shares being redeemed to the transfer agent, physically or electronically through The Depository Trust Company (the “DTC”).

Holders of Units must elect to separate the underlying Public Shares and Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Rights, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they abstain, vote for, or vote against the Extension Amendment Proposal, or do not vote, and regardless of whether they hold Public Shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that all or a portion of your shares be redeemed for cash to the transfer agent and delivering those of your shares being redeemed to the transfer agent prior to 5:00 p.m. Eastern Time on August 10, 2026 (two business days before the scheduled vote at the Extraordinary General Meeting).

Through DTC’s DWAC System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Public Shares that have not been tendered in accordance with these procedures at least two business days prior to the scheduled vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a Public Shareholder tenders its shares and decides prior to the redemption deadline, or thereafter with our consent, that it does not want to redeem its shares, the shareholder may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates or book entry positions representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates or book entry positions of Public Shareholders that elect to redeem their Public Shares until such shares are redeemed for cash or returned to such shareholders.

Q.     If I own Rights, can I exercise redemption rights with respect to my Rights?

A.     No. holders of Rights have no redemption rights with respect to such Rights.

Q.     How are the funds in the Trust Account currently being held?

A.     Following the closing of the IPO (including full exercise of the over-allotment option by the underwriters of the IPO), an amount equal to $86,250,000 ($10.00 per Unit) of the net proceeds from the IPO and the sale of the Private Placement Units and Sponsor Loan was placed in the Trust Account. As of the Record Date, funds in the Trust Account totaled approximately $91,913,727 and were comprised entirely of U.S. government treasury obligations with a maturity of 185 days or less or of money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which invest only in direct U.S. government treasury obligations. These funds will remain in the Trust Account, except for the withdrawal of interest to pay taxes, if any, until the earliest of (i) our completion of an initial business combination, and then only in connection with those Public Shares that such shareholder properly elected to redeem, subject to the limitations and on the conditions described herein; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by August 14, 2026 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; and (iii) the redemption of our Public Shares if we are unable to complete an initial business combination by August 14, 2026, subject to applicable law and as further described herein.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that the Company holds investments in the Trust Account, the Company may, at any time in its own discretion, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing bank demand deposit account.

Q.     If I do not redeem my shares now, would I still be able to vote on the Business Combination and exercise my redemption rights with respect to the Business Combination?

A.     Yes. If you do not redeem all of your shares in connection with the Extension Amendment Proposal, then, assuming you are a shareholder as of the record date for voting on the Business Combination, you will be able to vote on the Business Combination when it is submitted to shareholders. You will also retain your right to redeem any retained Public Shares upon the consummation of the Business Combination, subject to any limitations set forth in the Articles, as amended.

Q.     How will the Sponsors vote their shares?

A.     The Sponsors are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented. Currently, the Prior Sponsor and New Sponsor collectively own an aggregate of 26.4% of our issued and outstanding Ordinary Shares.

Q.     Who are the Sponsors?

A.     Maywood Sponsor, LLC, a Delaware limited liability company, was formed prior to the IPO for the purpose of acting as the sponsor of the Company. Other than its investment in the Company and its work on behalf of the Company, the Prior Sponsor is not engaged in any business. The Prior Sponsor made an initial investment in the Company of $25,000 on June 1, 2024, to cover certain pre-IPO expenses, in exchange for 8,050,000 Founder Shares. On December 19, 2024, the Prior Sponsor forfeited an aggregate of 5,031,250 Founder Shares for no consideration, resulting in there being an aggregate of 3,018,750 Founder Shares outstanding. The number of Founder Shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 8,625,000 Class A Shares if the underwriters’ over-allotment option was exercised in full, and therefore that such Founder Shares would represent approximately 26% of the issued and outstanding Ordinary Shares after the IPO.

On September 9, 2025, the Prior Sponsor entered into the Securities Transfer Agreement with Inflection Point Fund I LP, a Delaware limited partnership, pursuant to which the Prior Sponsor sold to the New Sponsor 990,000 of the Class B Shares held by it, assigned its rights and obligations under the Sponsor Loan to the New Sponsor, and certain management and board of director changes were effected. The Prior Sponsor entered into the Sponsor Transaction because the New Sponsor and Inflection Point team brought with them a successful track record of prior de-SPAC transactions and a non-binding letter of intent with GOWell, which the Prior Sponsor team believed was a compelling target business. The Sponsor Transaction allowed the Prior Sponsor to retain a passive investment in the Company, while avoiding the time, expense and opportunity cost associated with finding and negotiating a business combination.

Following the Sponsor Transaction, the Prior Sponsor has had no ongoing involvement with the Company. It is a passive holder of Founder Shares and Private Placement Units. It has no right to participate and did not participate in the decision to pursue the Business Combination with GOWell. Of the prior management team of the Company, only Zikang Wu has retained his membership on the current management of the Company and the Board. Mr. Wu does not control, directly or indirectly, the Prior Sponsor and he does not represent the Prior Sponsor’s interests on the Board. As such, aside from Mr. Wu, other members of the prior management team did not have the right to participate nor did they participate in the decision to pursue the Business Combination with GOWell or the approval of the Business Combination.

The New Sponsor is Inflection Point Fund I LP. The business of the New Sponsor is investing in securities. Inflection Point Asset Management LLC and Inflection Point GP I LLC are the investment manager and general partner, respectively, of the New Sponsor. As a result of an administrative change as of January 1, 2026 in the internal governance documents of Inflection Point Asset Management LLC and Inflection Point GP I LLC, voting and dispositive power over securities beneficially owned by the New Sponsor are vested in an investment committee of three members, including Michael Blitzer, the Chairman and Chief Executive Officer of the Company, Kevin Shannon, the Chief Operating Officer of the Company, and a third individual who does not have, and has not had during the past three years, any relationship with the Company or any of its predecessors or affiliates. Mr. Blitzer owns approximately 36% of the economic rights attributable to the assets of the New Sponsor. A family foundation not affiliated with the Company or with the Company’s management team owns approximately 25% of the economic rights attributable to the assets of the New Sponsor, as a passive investment in the New Sponsor with no rights to control, direct, or participate in the management of the New Sponsor. No person other than Mr. Blitzer has a direct or indirect material interest in the New Sponsor. Other than the Company’s management team, none of the members of the New Sponsor participate in the Company’s activities.

Q.     What vote is required to adopt the proposals?

A.     The approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of at least two thirds (2/3) of the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension will not take effect. On the Record Date, the Prior Sponsor beneficially owned and was entitled to vote 2,153,750 Class A Shares, representing approximately 18.1% of the Company’s issued and outstanding Ordinary Shares, and the New Sponsor beneficially owned and was entitled to vote an aggregate of 990,000 Class B Shares, representing 8.3% of the Company’s issued and outstanding Ordinary Shares. Accordingly, in addition to the shares held by Insiders, the Company will need

4,795,833 Public Shares, or 40.3% of the outstanding Ordinary Shares, if all Ordinary Shares are present at the Extraordinary General Meeting, to be voted in favor of the Extension Amendment Proposal in order to approve such proposal. Assuming that only the holders of 3,969,793 Ordinary Shares, representing a quorum, vote at the Extraordinary General Meeting, we will not need any Public Shares in addition to the Ordinary Shares held by the Sponsors to be voted in favor of the Extension Amendment Proposal in order to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the holders of the issued and outstanding Ordinary Shares, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof. Accordingly, in addition to the Ordinary Shares held by Insiders, the Company will need 2,810,938 Public Shares, or 23.6% of the outstanding Ordinary Shares, if all Ordinary Shares are present at the Extraordinary General Meeting, to be voted in favor of the Adjournment Proposal in order to approve such proposal. Assuming that only the holders of 3,969,793 Ordinary Shares, representing a quorum, vote at the Extraordinary General Meeting, we will not need any Public Shares in addition to the Ordinary Shares held by the Sponsors to be voted in favor of the Adjournment Proposal in order to approve such proposal.

Q.     What if I don’t want to vote “FOR” the Extension Amendment Proposal?

A.     If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem all or a portion of your Public Shares for cash regardless of whether you abstain, vote for, or vote against the Extension Amendment Proposal, or do not vote, and regardless of whether you hold Public Shares on the Record Date, so long as you elect to redeem your Public Shares by following the instructions included elsewhere in this Proxy Statement. If the Extension Amendment Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming Public Shareholders.

Q.     What happens if the Extension Amendment Proposal is not approved?

A.     If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by August 14, 2026, as contemplated by our IPO prospectus in accordance with our Articles, we will redeem 100% of the Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (which interest shall be net of taxes payable and up to $100,000 of interest income to pay liquidation expenses), divided by the number of then issued and outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Insiders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Q.     If the Extension Amendment Proposal is approved, what happens next?

A.     If the Extension Amendment Proposal is approved, the Company will file an amendment to the Articles with the Cayman Islands Registrar of Companies substantially in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its Units, Class A Shares, and Rights will remain publicly traded on Nasdaq. The Company will continue to attempt to identify and complete an initial business combination until the Extended Date.

Further, if the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account with respect to the redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s Ordinary Shares held by Insiders.

Q.     When and where is the Extraordinary General Meeting?

A.     The Extraordinary General Meeting will be held at 10:00 a.m. Eastern Time, on August 12, 2026, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020, and virtually via live webcast at https://www.cstproxy.com/inflectionpointacquisitionv/2026, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned.

The Extraordinary General Meeting will be conducted via live webcast, but the physical location of the Extraordinary General Meeting will remain at the location specified above for the purposes of our Articles (as defined below). You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/inflectionpointacquisitionv/2026.

Q.     How do I attend the Extraordinary General Meeting?

A.     If you are a registered shareholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company. The proxy card contains instructions on how to attend the Extraordinary General Meeting, including the URL address, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company by phone at 917-262-2373, or by email at proxy@continentalstock.com.

Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy in order to attend the virtual Extraordinary General Meeting in person. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: by phone at 917-262-237, or by email at proxy@continentalstock.com. Please allow up to 72 hours prior to the Extraordinary General Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the Extraordinary General Meeting by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 8785658#. This is listen-only mode, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you attend by phone.

Q.     How do I vote?

A.     If you are a holder of record of Ordinary Shares, including those shares held as a constituent part of our Units, as of the Record Date, you may vote virtually at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote virtually if you have already voted by proxy.

If your Ordinary Shares, including those shares held as a constituent part of our Units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     How do I change or revoke my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Extraordinary General Meeting or by voting virtually at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company in writing, which must be received by us on or before the date of the Extraordinary General Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. You must follow the instructions included in the materials you receive.

Q.     How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by a special resolution, being a resolution passed by a majority of at least two thirds (2/3) of the holders of the issued and outstanding Ordinary Shares voting together as a single class, as, being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the holders of the issued and outstanding Ordinary Shares, as being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof.

Because a failure to vote, an abstention, or a broker non-vote is not a vote cast with respect to both proposals, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting, or its abstention, or a broker non-vote, will have no effect on the outcome of any vote on the proposals.

Q.     If my shares are held in “street name,” will my broker automatically vote them for me?

A.     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q.     What happens if I sell my Public Shares or Units before the Extraordinary General Meeting?

A.     The June 30, 2026 Record Date is earlier than the date of the Extraordinary General Meeting. If you transfer your Public Shares, including those shares held as a constituent part of our Units, after the Record Date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. If you transfer your Public Shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary General Meeting. If you acquired your Public Shares after the Record Date, you will still have an opportunity to redeem all or a portion of them if you so decide.

Q.     What constitutes a quorum at the Extraordinary General Meeting?

A.     A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our the Articles. The holders of at least one third (1/3) of the issued and outstanding Ordinary Shares entitled to vote and present in person (including virtually) or by proxy at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter. Proxies that are returned to us but marked by brokers as “not voted” (so called “broker non-votes”) will not be counted for purposes of determining the existence of a quorum.

As of the Record Date for the Extraordinary General Meeting, 3,969,792 shares of our Ordinary Shares would be required to achieve a quorum.

Q.     Who can vote at the Extraordinary General Meeting?

A.     Only holders of record of our Ordinary Shares at the close of business on June 30, 2026, the Record Date, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 11,909,375 Ordinary Shares were outstanding and entitled to vote.

Shareholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A.     Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal. Our Board expresses no opinion as to whether you should redeem any of your Public Shares.

Q.     What interests do the Sponsors and the Company’s directors and officers have in the approval of the proposals?

A.     The Sponsors and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of Founder Shares and Private Placement Units, in particular the fact that, if the Business Combination or another initial business combination is completed, the Insiders are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value, while, if the Extension Amendment Proposal is not approved and the Company liquidates without completing an initial business combination before August 14, 2026, the Insiders will lose their entire investment in us. See the section entitled “The Extension Amendment Proposal — Interests of the Insiders”.

Q.     Will you seek any further extensions to the time period in which the Company must complete an initial business combination or liquidate the Trust Account?

A.     Other than the extension to the Extended Date as described in this Proxy Statement, the Company does not currently anticipate seeking any further extension to the time period in which it must complete an initial business combination, although it may determine to do so in the future.

Q.     Do I have appraisal rights?

A.     Our shareholders do not have appraisal rights in connection with any of the proposals being submitted for vote at the Extraordinary General Meeting under Cayman Islands law.

Q.     What do I need to do now?

A.     We urge you to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q.     What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.     Who is paying for this proxy solicitation?

A.     We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Sodali & Co. to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali & Co. a fee of $12,500. We will also reimburse Sodali & Co. for reasonable out-of-pocket expenses and disbursements and will indemnify Sodali & Co. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to identify and complete an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to identify and complete an initial business combination.

Q.     Where do I find the voting results of the Extraordinary General Meeting?

A.     We will announce preliminary voting results during the Extraordinary General Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary General Meeting.

Q.     Who can help answer my questions?

A.     If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Sodali & Co., by email at IPEX.info@investor.sodali.com. Individuals may also call (800) 662-5200 toll free; banks and brokers may call (203) 658-9400.

You may also contact us at:

Inflection Point Acquisition Corp. V
167 Madison Ave, Suite 205 #1017
New York, NY

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

If you intend to seek redemption of your Public Shares, you will need to follow the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 24, 2026, our subsequently filed Quarterly Reports on Form 10-Q, and in the other reports and documents we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. For risks specific to the Business Combination with GOWell, see the Registration Statement on Form F-4 (File No. 333-294547) initially filed by PubCo and GOWell on March 24, 2026, as amended from time to time.

There are no assurances that the Extension will enable us to complete the Business Combination.

Our ability to complete the Business Combination is dependent on a variety of factors, many of which are beyond our control. Even if the Extension is approved and implemented, the Company can provide no assurances that the Business Combination with GOWell will be consummated prior to the Extended Date. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with the shareholder vote to approve the Business Combination. It is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has published final regulations clarifying many aspects of the Excise Tax, including that where a non-U.S. corporation transfers its assets or is treated as transferring its assets to a U.S. corporation in a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, the corporation is not treated as a U.S. corporation until the day after the reorganization. Furthermore, if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made generally are not subject to the Excise Tax.

We are currently not a covered corporation for purposes of the Excise Tax. If we were to become a covered corporation in the future, whether in connection with the consummation of the Business Combination (including through a redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our initial business combination (including the timing of when we become a covered corporation in connection with such initial business combination), (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with an initial business combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock, and (v) the content of any additional guidance from the Treasury. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our Public Shareholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete an initial business combination and may affect our ability to complete any business combination or fund future operations.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete an initial business combination or force us to abandon our efforts to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete the Business Combination with GOWell, or any other initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless it can qualify for an exclusion, a company must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account will only be invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating an initial business combination and may at any time be held as cash or cash items, including in demand deposit accounts at a bank. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Owning our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to provide for the redemption of our Public Shares in connection with an initial business combination or to redeem 100% of our Public Shares if we have not consummated our initial business combination within the required timeframe or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the required timeframe, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

Further, under the subjective test of a “investment company” pursuant to Section 3(a)(1)(A) of the Investment Company Act, even if the funds deposited in the Trust Account were invested in the assets discussed above (U.S. government securities or money market funds registered under the Investment Company Act), such assets, other than cash, are “securities” for purposes of the Investment Company Act and, therefore, nevertheless, there is a risk that we could be deemed an unregistered investment company and subject to the Investment Company Act at any time.

In the adopting release for the 2024 SPAC Rules (as defined below), the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be an unregistered investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. If our facts and circumstances change over time, we will update our disclosure to reflect how those changes impact the risk that we may be considered to be operating as an unregistered investment company. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate the Company. As a result, our Public Shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to Public Shareholders and would be unable to realize the potential benefits of an initial business combination, including the possible appreciation of the combined company’s securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, the interest earned on the funds held in the Trust Account may be materially reduced, which would reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.

Pursuant to our Trust Agreement, the funds held in our Trust Account are only permitted to be held as cash or invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations. As noted above, one of the factors the SEC identified as relevant to the determination of whether a SPAC which holds securities could potentially be deemed an “investment company” under the Investment Company Act is the SPAC’s duration. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, the rate of interest we receive on the funds held in the Trust Account may be materially decreased. However, interest previously earned on the funds held in the Trust Account still may be released to us to fund our taxes payable (other than excise or similar taxes). As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the company.

Changes in laws or regulations (including the adoption of policies by governing administrations), or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. These governing bodies may seek to change laws and regulations, as well as adopt new policies, including tariffs and other economic policies, that could negatively impact us or target business with which we seek to consummate an initial business combination. We will also be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, and results of operations.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), effective as of July 1, 2024, that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The 2024 SPAC Rules may materially adversely affect our business, including our ability to complete, and the costs associated with, the Business Combination.

We may not be able to complete our Business Combination since the Business Combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

The Business Combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties choose not to file voluntarily. If CFIUS determines that an investment subject to its jurisdiction presents national security risks, CFIUS has the power to require mitigation measures on the investment or can recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on — among other factors — the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

The Company is a Cayman Islands exempted company and the New Sponsor is a Delaware limited partnership. The New Sponsor is exclusively “controlled” for CFIUS purposes by U.S. persons, and thus we do not believe that the New Sponsor is a “foreign person” as defined in the CFIUS regulations. Each of PubCo and GOWell is a Cayman Islands exempted company. The holder of 100% of the GOWell’s ordinary shares as of the date of the execution of the Business Combination Agreement was Hegro Well Pte. Ltd., a private company organized and existing under the Laws of Singapore, and after the closing of the Business Combination, it is expected that such shareholder will hold between 53.2% and 63.4% of the PubCo’s ordinary shares after the completion of the Business Combination, depending on the level of redemptions and other assumptions set forth in more detail in the Registration Statement on Form F-4 (File No. 333-294547) filed in connection with the Business Combination. We further do not believe a CFIUS filing would be required for the Business Combination provided that no other foreign person will acquire “control” of PubCo or GOWell and PubCo and GOWell do not have a U.S. business that produces, designs, tests, manufactures, fabricates, or develops one or more “critical technologies,” as those terms are defined in the CFIUS regulations. The Company, GOWell and PubCo have determined that GOWell’s U.S. business does not produce, design, test, manufacture, fabricate, or develop one of more such critical technologies and that the Business Combination would not satisfy the “substantial interest” requirements defined in 31 C.F.R. § 800.244, and as a result, it is not mandatory to submit a CFIUS filing with respect to the Business Combination. Involvement of any non-U.S. persons in the Business Combination (e.g., as existing shareholders of a target company or as investors), however, may increase the risk that the Business Combination becomes subject to regulatory review, including review by CFIUS.

If the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the transaction without notifying CFIUS and risk CFIUS intervention, before or after closing the transaction. If CFIUS were to review the Business Combination, CFIUS may decide to block or delay the Business Combination, impose conditions with respect to the Business Combination, recommend that the President of the United States order us to divest all or a portion of the U.S. target business of the Business Combination that we acquired without first obtaining CFIUS approval, or impose penalties if CFIUS believes that a mandatory notification requirement applied and was not met. The CFIUS review process could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals by the Current Outside Date or the Extended Date, as applicable, may require us to liquidate. If we are unable to consummate the Business Combination within the required timeframe (including as extended by the Extension), including as a result of extended regulatory review of the Business Combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in GOWell and the appreciation in value of such investment.

The ability of our Public Shareholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our Public Shares may adversely affect the liquidity and trading of our securities and our ability to maintain compliance with the continued listing requirements of Nasdaq.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Extension Amendment Proposal is approved. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Ordinary Shares. As a result, you may be unable to sell your Ordinary Shares even if the per-share market price is higher than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares if the Extension Amendment Proposal is approved.

In addition, after the Extraordinary General Meeting, we may be required to demonstrate compliance with the continued listing requirements of Nasdaq in order to maintain the listing of our securities on Nasdaq. In order to continue listing our securities on Nasdaq prior to the Business Combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum market value of listed securities (generally $50,000,000) and a minimum number of holders of our securities (generally 400 public holders). Additionally, in connection with the Business Combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to list PubCo’s securities on Nasdaq. For instance, unless we decide to list on a different Nasdaq tier such as the Nasdaq Capital Market which has different initial listing requirements, our share price would generally be required to be at least $4.00 per share and we would be required to have a minimum of 400 round lot holders of our securities. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If Nasdaq delists the Class A Shares from trading on its exchange and we are not able to list the Class A Shares on another national securities exchange, we expect the Class A Shares could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for the Class A Shares;

•        reduced liquidity for the Class A Shares;

•        a determination that the Class A Shares are a “penny stock” which will require brokers trading in the Class A Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Class A Shares;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because the Class A Shares are listed on Nasdaq, the Class A Shares will qualify as covered securities under the statute. Although the states are preempted from regulating the sale of the Class A Shares, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.    The Extraordinary General Meeting of the Company’s shareholders will be held at 10:00 a.m. Eastern Time on August 12, 2026, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020, and virtually via live webcast at https://www.cstproxy.com/inflectionpointacquisitionv/2026, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned. You will be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/inflectionpointacquisitionv/2026. Only holders of Ordinary Shares, their proxy holders and guests the Company may invite may attend the Extraordinary General Meeting. If you wish to attend the Extraordinary General Meeting virtually but you hold your Ordinary Shares or Units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our Ordinary Shares.

If your shares are registered in your name with our transfer agent and you wish to attend the virtual meeting, go to https://www.cstproxy.com/inflectionpointacquisitionv/2026, enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent at least five business days prior to the meeting date.

You may also attend the Extraordinary General Meeting telephonically by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 8785658#. Please note that you will not be able to vote or ask questions if you choose to participate telephonically.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned Ordinary Shares at the close of business on June 30, 2026, the Record Date for the Extraordinary General Meeting. You will have one vote per proposal for each of the Company’s Ordinary Shares you owned on the Record Date. The Company’s Rights do not carry voting rights.

Quorum.    A quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of our issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting, present in person (including virtually) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement; broker non-votes will not. In the absence of a quorum, the Extraordinary General Meeting will be adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine. As of the Record Date for the Extraordinary General Meeting, 3,969,792 Ordinary Shares would be required to achieve a quorum.

Votes Required.    Approval of the Extension Amendment Proposal requires a special resolution under the Companies Act, being a resolution passed by a majority of at least two thirds (2/3) of the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof.

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of the holders of the issued and outstanding Ordinary Shares, as being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof.

Because a failure to vote, an abstention, or a broker non-vote is not a vote cast with respect to both proposals, a shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting, or its abstention, or a broker non-vote, will have no effect on the outcome of any vote on the proposals.

Revocability of Proxies.    Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary General Meeting. You may revoke your proxy by either (i) sending a later-dated, signed proxy card to Continental Stock Transfer & Trust Company, the transfer agent, at the address set forth under the question “Who can help answer my questions?” so that it is received no later than 48 hours before the scheduled time of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the scheduled time of the adjourned meeting); (ii) attend the Extraordinary General Meeting in person (which would include presence at the virtual Extraordinary General Meeting), revoking your proxy and voting during the Extraordinary General Meeting; or (iii) sending a notice of revocation to the Company at 167 Madison Ave, Suite 205 #1017, New York, NY, Attn: Secretary, which must be received by the Company prior to the vote at the Extraordinary General Meeting. Simply attending the Extraordinary General Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Appraisal Rights.    Our shareholders do not have appraisal rights in connection with any of the proposals being submitted for vote at the Extraordinary General Meeting under Cayman Islands law.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Sodali & Co. to assist in the solicitation of proxies for the Extraordinary General Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting if you are a holder of record of the Company’s Ordinary Shares. You may contact Sodali & Co. by email at IPEX.info@investor.sodali.com. Individuals may also call (800) 662-5200 toll free; banks and brokers may call (203) 658-9400.

Recommendation of the Board.    After careful consideration, the Board determined that the Extension Amendment Proposal and the Adjournment Proposal are each in the best interests of the Company and its shareholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals. The Board makes no recommendation as to whether you should redeem your Public Shares. Our Board expresses no opinion as to whether you should redeem any of your Public Shares.

THE EXTENSION AMENDMENT PROPOSAL

Background

The Company is proposing to amend its Articles to extend the date by which the Company has to consummate an initial business combination to the Extended Date. Approval of the Extension Amendment Proposal is required for the implementation of the Extension.

A copy of the proposed amendment to the Articles is attached to this Proxy Statement as Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Articles provide that the Company has until August 14, 2026 to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete the Business Combination with GOWell. The Company believes that given the Company’s expenditure of time, effort and money, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination with GOWell. Accordingly, our Board believes that it is appropriate to obtain the Extension. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to complete the Business Combination by the Extended Date, given the actions that must occur prior to closing of the Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on the Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event the Business Combination is approved and completed or in the event we have not consummated an initial business combination by the Extended Date. There is no guarantee that we will be able to complete the Business Combination before the Extended Date.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Extension. Therefore, the Extension will not be implemented unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not implemented and we do not consummate an initial business combination by August 14, 2026, as contemplated by our IPO prospectus and in accordance with our Articles, we will redeem 100% of the Public Shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (which interest shall be net of taxes payable and up to $100,000 of interest income to pay liquidation expenses), divided by the number of then issued and outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s Rights which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Although we have sought and will continue to seek to have all vendors, service providers (other than the underwriters of our IPO and our independent registered public accounting firm), prospective target businesses or other entities with which we do business pursuant to a written agreement waive any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account.

If the Company liquidates, the New Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked the New Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the New Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the New Sponsor’s only assets are securities of our Company. Therefore, we cannot assure you that the New Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Based upon the current amount in the Trust Account, we anticipate that the per-share price at which Public Shares will be redeemed if the Company liquidates, from distributable cash held in the Trust Account, will be approximately $10.54, which is the amount on deposit in the Trust Account as of June 30, 2026, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares subject to redemption. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Articles with the Cayman Islands Registrar of Companies in the form set forth as Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its Units, Class A Shares and Rights will remain publicly traded on Nasdaq. The Company will then continue to work to complete the Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $90.9 million that was in the Trust Account as of the Record Date.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on the Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event the Business Combination is approved and completed or in the event we have not consummated an initial business combination by the Extended Date. There is no guarantee that we will be able to complete the Business Combination before the Extended Date.

Redemption Rights

In connection with the Extension Amendment Proposal, Public Shareholders may elect to redeem all or a portion of their Public Shares upon approval of the Extension for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming Public Shareholders with respect to the portion of Public Shares that were validly redeemed as described below and the remaining holders of Public Shares will retain the opportunity to have their retained Public Shares redeemed in conjunction with the consummation of an initial business combination or our liquidation following the Extended Date, subject to any limitations set forth in our Articles, as amended.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Rights prior to exercising your redemption rights with respect to all or a portion of the Public Shares; and

(ii)     prior to 5:00 p.m. Eastern Time, on August 10, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the portion of shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem those of your Public Shares being redeemed for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Rights prior to exercising redemption rights with respect to all or a portion of the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Rights, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they abstain, vote for or vote against the Extension Amendment Proposal, or do not vote, and regardless of whether they hold Public Shares on the Record Date.

Through DTC’s DWAC System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its shares and decides prior to the redemption deadline, or thereafter with our consent, that it does not want to redeem its shares, the shareholder may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved or the Extension is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The transfer agent will hold the certificates of Public Shareholders that redeem their Public Shares until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each Public Share submitted for redemption for a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. Based on the amount in the Trust Account as of the Record Date, including interest (net of taxes payable), this would amount to approximately $10.54 per share. The closing price of the Company’s Class A Shares on Nasdaq on July 17, 2026 was $10.54. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately the same amount as if such shareholder sold the Public Shares in the open market. The Company cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its Public Shareholders to determine whether to keep their investments for an additional period of time if the Company does not complete an initial business combination on or before the Current Outside Date.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for the shares submitted for redemption only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on August 10, 2026 (two business days before the scheduled vote at the Extraordinary General Meeting).

Potential Purchases of Public Shares

Subject to applicable securities laws (including with respect to material nonpublic information), the Insiders or their affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. Any such price per share may be different than the amount per share a Public Shareholder would receive if it elected to redeem its shares in connection with the Extension. Such a purchase may include a contractual acknowledgment that such shareholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Insiders and their affiliates purchase Public Shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. It is intended that, if Rule 10b-18 would apply to purchases by the Insiders and their affiliates, then such purchases will comply with Rule 10b-18 under the Exchange Act, to the extent it applies, which provides a safe harbor for purchases made under certain conditions, including with respect to timing, pricing and volume of purchases. However, the Insiders have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions.

The purpose of any such transaction could be to increase the likelihood of obtaining shareholder approval of the Extension. In addition, if such purchases are made, the public “float” of our Class A Shares may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the listing of our Class A Shares on Nasdaq.

The Insiders and their affiliates will be restricted from making purchases of shares if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. Additionally, in the event our Sponsor, initial shareholders, directors, officers and their affiliates were to purchase Public Shares from Public Shareholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act, if it applies, including:

•        this Proxy Statement discloses the possibility that the Insiders and their affiliates may purchase Public Shares from Public Shareholders outside the redemption process, along with the purpose of such purchases;

•        if the Insiders and their affiliates were to purchase Public Shares from Public Shareholders, they would do so at a price no higher than the price offered through our redemption process;

•        this Proxy Statement includes a representation that any of our securities purchased by the Insiders and their affiliates would not be voted in favor of approving the Extension;

•        the Insiders and their affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•        we would disclose in a Form 8-K, before our security holder meeting to approve the Extension, the following material items:

•        the amount of our securities purchased outside of the redemption offer by the Insiders and their affiliates, along with the purchase price;

•        the purpose of the purchases by the Insiders and their affiliates;

•        the impact, if any, of the purchases by the Insiders and their affiliates on the likelihood that the Extension will be approved;

•        the identities of our security holders who sold to the Insiders and their affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to the Insiders and their affiliates; and

•        the number of our securities for which we have received redemption requests pursuant to our redemption offer.

Interests of the Insiders

When you consider the recommendation of our Board to vote in favor of the proposals set forth in this Proxy Statement, you should keep in mind that the Sponsors and Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        The fact that the Sponsors have waived their right to redeem their Founder Shares in connection with the Extension and have waived their rights to liquidating distributions from the Trust Account if the Company fails to complete an initial business combination by the Current Outside Date. The Prior Sponsor holds 2,028,750 Founder Shares, initially purchased for $0.008 per share, which had an aggregate market value of approximately $21.4 million based on the last sale price of $10.54 on Nasdaq on July 17, 2026. The New Sponsor purchased 990,000 Founder Shares and the assignment of the Sponsor Loan for an aggregate of $1,800,000, in a private placement consummated on September 9, 2025. The Founder Shares held by the New Sponsor had an aggregate market value of approximately $10.4 million based on the last sale price of $10.54 on Nasdaq on July 17, 2026. Accordingly, if the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Articles, the Founder Shares held by the Sponsors will be worthless.

•        The Prior Sponsor purchased 125,000 Private Placement Units for $1,250,000, or $10.00 per Private Placement Unit, in a private placement that closed simultaneously with the IPO. Each Private Placement Unit consists of one Class A Share and one Right exchangeable for one-fifth of one Class A Share. The 150,000 Class A Shares underlying the Private Placement Units (including the Class A Shares underlying the Rights included in such Private Placement Units) had an aggregate market value of approximately $1.6 million based on the last sale price of $10.54 on Nasdaq on July 17, 2026. If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Articles, the Private Placement Units held by the Prior Sponsor will be worthless.

•        Each of the Sponsors will lose its entire investment in us, valued at approximately $1,275,000 for the Prior Sponsor and $1,800,000 for the New Sponsor, if the Extension Amendment Proposal is not approved and the Company does not complete an initial business combination by August 14, 2026.

•        In connection with the Business Combination Agreement, the New Sponsor is negotiating on behalf of certain of the Company’s officers and directors to enter into consulting agreements with PubCo, pursuant to which those certain persons will provide consulting services to PubCo, and pursuant to the Business Combination Agreement, GOWell will issue an aggregate of 4,481,250 restricted shares to such persons as consideration for services rendered and to be rendered to PubCo. Such shares are expected to be allocated as follows: 3,315,938 shares to Michael Blitzer, the Chairman and Chief Executive Officer of the Company, 1,105,312 shares to Kevin Shannon, Chief Operating Officer of the Company, and 20,000 shares to each of William Denkin, Steven Tannenbaum and Carolyn Trabuco, independent directors of the Company. In connection with the closing of the Business Combination, each such restricted share will be converted into one restricted share of PubCo, which shares will vest 90 days after the closing of the Business Combination, subject to continued service, and will not be subject to further lock-up. If the Extension Amendment Proposal is not approved and the Company does not consummate the Business Combination by the Current Outside Date, no such restricted shares will be issued.

•        In connection with the Business Combination, the New Sponsor purchased preferred shares and warrants of GOWell for an aggregate investment amount of $20,000,000. If the Extension Amendment Proposal is not approved and the Company does not consummate the Business Combination by the Current Outside Date, the parties may abandon the Business Combination and, in such case, such investment by the New Sponsor will remain an investment in GOWell, a private company.

•        Pursuant to the Business Combination Agreement, the New Sponsor will receive its allocable portion of earnout shares (not to exceed 6.25% of the aggregate earnout shares), in three tranches respectively, if PubCo and its subsidiaries achieve certain EBITDA targets following the closing of the Business Combination. If the Extension Amendment Proposal is not approved and the Company does not consummate the Business Combination by the Current Outside Date, the Business Combination Agreement may be terminated, and the New Sponsor may not receive such earnout shares.

•        If the Trust Account is liquidated, the New Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a letter of intent, confidentiality or similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us (other than our independent registered public accounting firm and the underwriters of the IPO), but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

•        The Company’s existing and former officers and directors will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability insurance policy for a period of six (6) years after the Business Combination. Additionally, pursuant to agreements to be entered into in connection with the closing of the Business Combination, the indemnification of the Prior Sponsor and New Sponsor, respectively, will continue after such closing. If no such business combination is approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•        The New Sponsor and the Company’s current officers and directors are entitled to the repayment of any outstanding working capital loans and advances that have been made to the Company upon the completion of a business combination. However, if the Company fails to obtain the Extension and does not complete the Business Combination by the Current Outside Date, such loans and advances will only be repaid to the extent of any cash available outside of the Trust Account. The New Sponsor and its affiliates and our officers and directors will not have any claim against the Trust Account for reimbursement of such loans and advances. As of the date of this Proxy Statement, no such working capital loans are outstanding.

•        Additionally, the New Sponsor is entitled to the repayment of any loans that have been made to the Company pursuant to Sponsor Loan. However, if the Company fails to obtain the Extension and does not complete the Business Combination by the Current Outside Date, the Sponsor Loan will only be repaid to the extent of any cash available outside of the Trust Account. No proceeds from the Trust Account would be used to repay the Sponsor Loan. As of the date of this Proxy Statement, $800,000 is outstanding under the Sponsor Loan.

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to approve an initial business combination. Additionally, Kevin Shannon is expected to be a director of PubCo following the Business Combination. As such, in the future, he may receive fees for his service as a director, which may consist of cash or stock-based awards, and any other remuneration that PubCo’s board of directors determines to pay its non-employee directors.

Additionally, the Insiders have additional interests in connection with the Business Combination that are described in the Registration Statement on Form F-4 (File No. 333-294547) filed in connection with the Business Combination.

Required Vote

Approval of the Extension Amendment Proposal requires a special resolution under the Companies Act being a resolution passed by a majority of at least two thirds (2/3) of the holders of the issued and outstanding Ordinary Shares voting together as a single class, as, being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension will not be implemented.

The Insiders are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Prior Sponsor beneficially owned and was entitled to vote 2,153,750 Class A Shares, representing approximately 18.1% of the Company’s issued and outstanding Ordinary Shares, and the New Sponsor beneficially owned and was entitled to vote an aggregate of 990,000 Class B Shares, representing 8.3% of the Company’s issued and outstanding Ordinary Shares. Accordingly, in addition to the shares held by Insiders, the Company will need 4,795,833 Public Shares, or 40.3% of the outstanding Ordinary Shares, if all Ordinary Shares are present at the Extraordinary General Meeting, to be voted in favor of the Extension Amendment Proposal in order to approve such proposal. Assuming that only the holders of 3,969,793 Ordinary Shares, representing a quorum, vote at the Extraordinary General Meeting, we will not need any Public Shares in addition to the Ordinary Shares held by the Sponsors to be voted in favor of the Extension Amendment Proposal in order to approve such proposal.

Resolution

The resolution to be put to the shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is as follows:

“RESOLVED, as a special resolution, that Article 49.7 of the Third Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7    In the event that the Company does not consummate a Business Combination by 31 August 2026 (or such later date as may be determined by the Directors pursuant to this Article 49.7, provided that the Directors may only extend such date up to four times, each by one additional month, and in no event later than 31 December 2026), the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten Business Days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the Extension Amendment Proposal.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Insiders” above for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies with respect to the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of holders of the issued and outstanding Ordinary Shares, as being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at the Extraordinary General Meeting or any adjournment thereof.

The Insiders are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Prior Sponsor beneficially owned and was entitled to vote 2,153,750 Class A Shares, representing approximately 18.1% of the Company’s issued and outstanding Ordinary Shares, and the New Sponsor beneficially owned and was entitled to vote an aggregate of 990,000 Class B Shares, representing 8.3% of the Company’s issued and outstanding Ordinary Shares. Accordingly, in addition to the Ordinary Shares held by Insiders, the Company will need 2,810,938 Public Shares, or 23.6% of the outstanding Ordinary Shares, if all Ordinary Shares are present at the Extraordinary General Meeting, to be voted in favor of the Adjournment Proposal in order to approve such proposal. Assuming that only the holders of 3,969,793 Ordinary Shares, representing a quorum, vote at the Extraordinary General Meeting, we will not need any Public Shares in addition to the Ordinary Shares held by the Sponsors to be voted in favor of the Adjournment Proposal in order to approve such proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Insiders” above for a further discussion.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Amendment Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved and implemented. This section applies only to Holders that hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares and Rights components of the Unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Rights that constitute the Units). Accordingly, the separation of Units into the Public Shares and Rights underlying the Units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of Units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this Proxy Statement (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the Units (including alternative characterizations of the Units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of the Company, or to any person holding Class B Shares (or Class A Shares issued upon conversion of such Class B Shares) or Private Placement Units. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public

Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this Proxy Statement and the exercise of redemption rights with respect to their Public Shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A Holder who does not elect to redeem its Public Shares will continue to own its Public Shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. Court can exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning rights) relative to all of the shares of the Company outstanding before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company actually owned by the U.S. Holder, but also shares of the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exchange of Rights by the U.S. Holder.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares ). Prior to the Company’s initial business combination, the Public Shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning rights). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Rights or possibly in other shares of the Company constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of Public Shares, and such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “Tax Effects of Exercising Redemption Rights — Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section “Tax Effects of Exercising Redemption Rights — Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “Startup Year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the Startup Year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company

Because the Company is a blank check company with no current active business, and based upon the composition of its income (i.e., interest) and assets (i.e., cash), and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held Public Shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company has been classified as a PFIC at any time during a U.S. Holder’s holding period in its Public Shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such Public Shares or in which the Company was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such Public Shares, any gain recognized by the U.S. Holder on the sale or other disposition of such Public Shares (which may include gain realized by reason of transfers of Public Shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the Public Shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of the Company. Under these rules (the “Excess Distribution Regime”):

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s Public Shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•        an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Market Election

As noted above, the impact of the PFIC rules on a U.S. Holder of Public Shares will depend on whether the U.S. Holder has made a timely and effective election to treat the Company as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of Public Shares during which the Company qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s Public Shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the Excess Distribution Regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its Public Shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its Public Shares.

U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its Public Shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its Public Shares generally would not be subject to the Excess Distribution Regime discussed above in connection with the redemption of Public Shares, and instead any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of Public Shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of the Company, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its Public Shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of Public Shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq. No assurance can be given that the Public Shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the Excess Distribution Regime discussed above with respect to their Public Shares in connection with the redemption of their Public Shares. Instead, any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of Public Shares treated as a sale of Public Shares generally will be treated as ordinary loss to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of Public Shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over its adjusted tax basis in its Public Shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its Public Shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the Public Shares in which the Company is a PFIC, then the Excess Distribution Regime discussed above under the section entitled “Passive Foreign Investment Company Rules — Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of Public Shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM Elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the Public Shares should consult their own tax advisors concerning the application of the PFIC rules to the Public Shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Tax Effects of Exercising Redemption Rights — Generally.” Regardless of whether it is treated as a sale of Public Shares or as a corporate distribution on the Public Shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such Public Shares in connection with the conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid certain information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal non-income, state or local or non-U.S. tax laws) of the proposals described in this Proxy Statement and the exercise of redemption rights in connection therewith.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s Ordinary Shares, by:

•        each person known by us to be the beneficial owner of more than 5% of any class of our Ordinary Shares;

•        each of our executive officers and directors that beneficially owns any class of our Ordinary Shares; and

•        all our executive officers and directors as a group.

We have based our calculation of the percentage of beneficial ownership on 10,919,375 Class A Shares and 990,000 Class B Shares issued and outstanding as of the Record Date. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including securities that are currently exercisable or exercisable within sixty (60) days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF CLASS A SHARES BENEFICIALLY OWNED	PERCENTAGE OF CLASS	NUMBER OF CLASS B SHARES BENEFICIALLY OWNED(2)	PERCENTAGE OF CLASS	APPROXIMATE PERCENTAGE OF TOTAL VOTING POWER
Directors, Executive Officers and Founders
Michael Blitzer	—	0.0%	—	0.0%	0.0%
Kevin Shannon	—	0.0%	—	0.0%	0.0%
Zikang Wu	—	0.0%	—	0.0%	0.0%
William Denkin	—	0.0%	—	0.0%	0.0%
Steven Tannenbaum	—	0.0%	—	0.0%	0.0%
Carolyn Trabuco	—	0.0%	—	0.0%	0.0%
All executive officers and directors as a group (6 individuals)	—	0.0%	—	0.0%	0.0%
Five Percent Holders
Inflection Point Fund I LP(3)	—	0.0%	990,000	100.0%	8.3%
Maywood Sponsor, LLC(4)	2,153,750	19.7%	—	0.0%	18.1%
W.R. Berkley Corporation(5)	981,096	9.0%	—	0.0%	8.2%
Linden Advisors L.P.(6)	875,716	8.0%	—	0.0%	7.4%
Karpus Management, Inc.(7)	1,016,543	9.3%	—	0.0%	8.5%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Inflection Point Acquisition Corp. V, 167 Madison Ave, Suite 205 #1017, New York, NY.

(2)      Interests shown consist solely of Class B Shares. Such shares will automatically convert into Class A Shares concurrently with or immediately following the consummation of an initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment.

(3)      Inflection Point Fund I LP, the New Sponsor, is the record holder of such shares. Inflection Point Asset Management LLC and Inflection Point GP I LLC are the investment manager and general partner, respectively, of New Sponsor. Voting and dispositive power over securities beneficially owned by New Sponsor are vested in an investment committee of three members, including Michael Blitzer, the Company’s Chief Executive Officer and Chairman of the Company’s Board, Kevin Shannon, the Company’s Chief Operating Officer, and a third individual who does not have, and has not had during the past three years, any relationship with the Company or any of its predecessors or affiliates. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, none of the individuals is deemed a beneficial owner of the entity’s securities. The business address of the New Sponsor is 1680 Michigan Ave, Suite 700 #1016, Miami Beach, FL 33139.

(4)      Shares consist of Class A Shares and Class A Shares underlying the Private Placement Units. Maywood Sponsor, LLC, the Prior Sponsor, is the record holder of such shares. Maywood Master, LLC is the managing member of the Prior Sponsor. Accordingly, it may be deemed to have or share beneficial ownership of the Ordinary Shares held directly by the Prior Sponsor. The principal business address for Maywood Sponsor, LLC, and Maywood Master, LLC, is 418 Broadway, #6441, Albany, NY.

(5)      According to Amendment No. 1 to Schedule 13G filed on May 8, 2026, by W. R. Berkley Corporation and Berkley Insurance Company. The address for W. R. Berkley Corporation and Berkley Insurance Company is 475 Steamboat Road, Greenwich, CT 06830.

(6)      According to Amendment No. 1 to Schedule 13G filed by Linden Capital LP (“Linden Capital”), Linden GP LLC (“Linden GP”), Linden Advisors LP (“Linden Advisors”) and Siu Min (Joe) Wong on February 12, 2026, interests consist of Class A Shares held for the account of Linden Capital and one or more separately managed accounts (the “Managed Accounts”). Linden GP is the general partner of Linden Capital and, in such capacity, may be deemed to beneficially own the Class A Shares held by Linden Capital. Linden Advisors is the investment manager of Linden Capital and trading advisor or investment advisor for the Managed Accounts. Mr. Wong is the principal owner and controlling person of Linden Advisors and Linden GP. In such capacities, Linden Advisors and Mr. Wong may each be deemed to beneficially own the shares held by Linden Capital and the Managed Accounts. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(7)      According to Amendment No. 2 to Schedule 13G filed by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”), on February 13, 2026, interests shown relate to Class A Shares owned directly by accounts managed by Karpus. Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The principal business address of Karpus is 183 Sully’s Trail, Pittsford, NY 14534.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will continue to focus on identifying and completing the Business Combination. The Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving the Business Combination and related transactions. Accordingly, the Company’s first annual meeting of shareholders following the Business Combination would be held at a future date to be determined by PubCo. The Company expects that PubCo would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual meeting following the completion of the Business Combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the Company’s Articles you must give timely notice of the nomination or the matter, in writing, to us. To be timely, the notice must be given in advance of the annual general meeting date, in accordance with our Articles and applicable law.

If the Extension Amendment Proposal is not approved and the Company does not complete an initial business combination before the Current Outside Date, there will be no further annual or extraordinary general meetings of the Company.

OTHER MATTERS

Our Board knows of no matter that will be presented for consideration at the Extraordinary General Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Extraordinary General Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD

Our Board provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with our Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Inflection Point Acquisition Corp. V, 167 Madison Ave, Suite 205 #1017, New York, NY. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at 167 Madison Ave, Suite 205 #1017, New York, NY, Attn: Secretary to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitor at the following address and telephone number:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: IPEX.info@investor.sodali.com

You may also obtain these documents by requesting them from the Company at 167 Madison Ave, Suite 205 #1017, New York, NY, Attn: Secretary.

If you are a shareholder of the Company and would like to request documents, please do so by August 5, 2026 (five business days before the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

ANNEX A

PROPOSED AMENDMENT TO THE
THIRD AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION OF
INFLECTION POINT ACQUISITION CORP. V

RESOLVED, as a special resolution, that Article 49.7 of the Third Amended and Restated Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7     In the event that the Company does not consummate a Business Combination by 31 August 2026 (or such later date as may be determined by the Directors pursuant to this Article 49.7, provided that the Directors may only extend such date up to four times, each by one additional month, and in no event later than 31 December 2026), the Company shall:

(a)      cease all operations except for the purpose of winding up;

(b)      as promptly as reasonably possible but not more than ten Business Days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)      as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 2026 INFLECTION POINT ACQUISITION CORP. V Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 11, 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VOTE AT THE MEETING – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/ inflectionpointacquisitionv/2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. your votes like this Proposal No. 1 — Extension Amendment Proposal — A proposal to approve, as a special resolution, the amendment of the Company’s FOR AGAINST ABSTAIN IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS Amended and Restated Articles of Association (the “Articles”), in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must consummate an initial business combination (the “Extension”, and the proposal, the “Extension Amendment Proposal”) from August 14, 2026 to August 31, 2026, and permit the Company’s Board of Directors, in accordance with Article 49.7, to further extend such date up to four times in one month increments, to up to December 31, 2026. AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF. To change the address on your account, please check the box and indicate your new address in the address space provided below. Proposal No. 2 — Adjournment Proposal — A proposal to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting FOR AGAINST ABSTAIN to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, or to provide additional time to effectuate the Extension. CONTROL NUMBER Signature Signature, if held jointly Date 2026. Note: Please sign exactly as your name or names appear on this proxy. When ordinary shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. 2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders of Inflection Point Acquisition Corp. V to be held on August 12, 2026 To view the 2026 Proxy Statement and to Attend the Extraordinary General Meeting, please go to: https://www.cstproxy.com/inflectionpointacquisitionv/2026 PROXY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS INFLECTION POINT ACQUISITION CORP. V The undersigned hereby appoints Michael Blitzer and Kevin Shannon as proxies (the “Proxies”), with full power of substitution, and hereby authorizes the Proxies to represent and to vote, as designated on the reverse side, all ordinary shares of Inflection Point Acquisition Corp. V (the “Company”) held of record by the undersigned on June 30, 2026, at the Extraordinary General Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on August 12, 2026, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020, and virtually via live webcast at https://www.cstproxy.com/inflectionpointacquisitionv/2026, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting may be adjourned. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING PROXY STATEMENT AND REVOKES ALL PRIOR PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS. THE ORDINARY SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)